EX-99.906 CERT
Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act
I, Kevin A. McCreadie, President and Principal Executive Officer of PNC Funds, Inc. (the “Registrant”), certify that:
1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: January 27, 2009	/s/ Kevin A. McCreadie
Kevin A. McCreadie,
President and Principal Executive Officer
(principal executive officer)
I, Jennifer E. Spratley, Treasurer and Principal Financial Officer of PNC Funds, Inc. (the “Registrant”), certify that:
1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: January 27, 2009	/s/ Jennifer E. Spratley
Jennifer E. Spratley,
Treasurer and Principal Financial Officer
(principal financial officer)